UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

December 12, 2012

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of Company as specified in its charter)

Delaware	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Company’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On December 13, 2012, the Company issued a press release informing investors that Elite has in place an agreement for the next year with the Company’s sole supplier of the active pharmaceutical ingredient (“API”) for Elite’s Phentermine product lines which include Phentermine HCl tablets 37.5 mg. and Phentermine HCl capsules 15 mg. and 30 mg.

A supply limitation was disclosed by Elite on October 15, 2012, but is now resolved for the next year. The purchase orders now in place will allow the Company to obtain adequate amounts of API, although at a substantially higher price than previously paid, to supply both the Phentermine tablet product and the soon to be launched Phentermine capsule products.

A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

d) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated December 13, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 13, 2012

ELITE PHARMACEUTICALS, INC.

By:	/s/ Chris Dick
Title:	Name: Chris Dick President & Chief Operating Officer